Other Significant Transactions and Agreements During the Three and Six Months Ended June 30, 2024:	6 Months Ended
Jun. 30, 2024
Other Significant Transactions and Agreements During the Three and Six Months Ended June 30, 2024 [Abstract]
OTHER SIGNIFICANT TRANSACTIONS AND AGREEMENTS DURING THE THREE AND SIX MONTHS ENDED JUNE 30, 2024:

NOTE 3 - OTHER SIGNIFICANT TRANSACTIONS AND AGREEMENTS DURING THE THREE AND SIX MONTHS ENDED JUNE 30, 2024:

a.	In January 2024, the Group entered into a note purchase agreement, the 2024 NPA, with OIC and affiliated funds (hereinafter “2024 Note Purchases”).

Under the 2024 NPA, the 2024 Note Purchasers extended financing to Vision Lite in the principal amount of $23.5 million, which was utilized and drawn down in full by way of issuance and sale of senior secured notes, or the 2024 Notes. In connection with the closing of the 2024 Note Purchase Agreement, the Company repaid the amounts owed under the Facility Agreement, other than with respect to certain amounts under the “phantom warrant” (see Note 3(b)). In addition, under certain conditions, the Company may draw down an additional $2.5 million prior to April 1, 2024 under the 2024 Note Purchase Agreement by way of issuance and sale of additional 2024 Notes. On April 4, 2024 the Group signed an amendment to the 2024 NPA such that additional Notes issued and purchased by the purchasers totaling to $2.5 million. On April 5, 2024, the Group received an additional amount of $1.895 million under the 2024 NPA, net of withdraw fees and reimbursed costs.

The principal amount of any Notes issued to Purchaser under the 2024 NPA bear interest at a rate of 14% per annum, payable by the issuer quarterly.

In addition, under the 2024 NPA and upon closing of the IPO, the 2024 Note Purchasers exercised their commitment to purchase an additional 882,353 ordinary shares and 137,040 warrants to ordinary shares in an amount of $15.0 million.

The 2024 Notes bear annual interest, payable quarterly, and are due on November 8, 2028, provided that 2024 Notes may be subject to partial prepayment following the date the annual financial statements of the Company are due to be delivered in accordance with the 2024 Note Purchase Agreement, in an amount equal to 25% of the excess cash flow calculated in accordance with the terms of the 2024 Note Purchase Agreement. Subject to certain conditions specified therein, the 2024 Notes may be voluntarily prepaid at any time.

Amounts owing under the 2024 Note Purchase Agreement, including the principal, interest and fees payable on any issued 2024 Notes, are secured by first-ranking liens on our and certain of our subsidiaries’ assets.

In connection with the 2024 Note Purchase Agreement, the Company issued to the 2024 Note Purchasers warrants, (hereinafter “the 2024 Note Purchaser Warrants”), to purchase up to 682,282 ordinary shares of the Company that the aforementioned number of Preferred D-5 Shares would have converted into upon the consummation of the IPO if issued prior to this offering. Upon the completion of the IPO, the number of ordinary shares of the Company issuable under the 2024 Note Purchaser Warrants increased by 137,040. The 2024 Note Purchaser Warrants are exercisable until November 8, 2028 at a price per share equal to $15.61.

Prior the IPO, the Company measured the warrants to preferred D-5 shares at fair value. Upon the closing of the IPO, warrants outstanding, other than warrants issued to an Israeli bank, were reclassified to equity (see Note 6). Warrants issued to an Israeli bank may be settled for cash under certain circumstances and are not indexed to the Company’s equity (see Note 2(a)).

The Company applied the Fair Value option to the 2024 NPA, see Note 2(g).

b.	During February 2024, The Company paid $1.5 million of the phantom warrants in relation to the repayment of the Facility Loans (see Note 16(d) in the 2023 annual financial statements). Upon the consummation of the IPO in June 2024, the parties to the Facility Agreement elected to receive the outstanding balance, totaling to $1.5 million, in cash, which is expected to be paid during the third quarter of 2024.

c.	In March 2024 the Company further amended the Earn-Out Agreement, with one of the Sellers, such that the Company shall use its best efforts to pay the relevant portion of the Second Earn-Out totaling to $1.3 million (€1.15 million) by April 25, 2024, instead of $1.4 million (€1.3 million).

In April 2024 the Company further amended the Earn-Out Agreement, with such Seller, such that the Company will pay the remaining portion of the Second Earn-Out totaling to $0.92 million (€0.85 million) within three business days following the consummation of Company’s IPO or by June 15, 2024, whichever occurs first. During the second quarter of 2024 the Company paid a total of $1.24 million (€1.15 million) and settled the Earn-Out liability with this Seller in full.

In May 2024, the Company further amended the Earn-Out Agreement with the additional Seller. Following the amendment. the Company paid total of $646 (€600) during the second quarter of 2024. As of June 30, 2024, the outstanding balance of the Earn-Out liability with this Seller is $749 (€700), which was fully paid in July 2024.

d.	In February 2024, certain members of the Company’s executive management, including mainly the chief executive officer and chief technology officer, collectively sold in a privately negotiated transaction a number of ordinary shares representing less than 10% of their personal collective holdings to a number of the Company’s existing shareholders for an aggregate purchase price of approximately $3.0 million. All of the shares purchased and sold in this transaction are restricted securities and are subject to lock-up agreements with the underwriters of the Company’s offering that restrict the holders’ ability to transfer these shares for a period of 180 days from the date of the Company’s prospectus. The Company determined that the sale contains a compensatory element, and therefore an incremental compensation expense was recognized in the amount of $1,572 as share-based compensation.

e.	In May 2024, the Company approved the granting of options to its employees and subcontractors to purchase 70,347 ordinary shares at an exercise price of 0.23 NIS per share and 471,692 ordinary shares at an exercise price of $9.44-$10.88 per share. The options vest over a four-year period, 25% of which vest on the first anniversary of the date of the grant, and the remaining amount vest over the following three years in equal parts at the end of each subsequent fiscal quarter, subject to continued employment or service with the Company at the time of vesting. The options expire 10 years from the date of grant. The fair value of the options granted in May 2024 was $6.8 million.

f.	In May 2024, the Company’s Board of Directors approved, subject to and following an IPO event, to distribute bonus payments to certain employees and consultants (which yet to be paid) up to an amount of $537.5 and distribute bonus payments to certain officers up to $1,075, in each case subject to the price per share in an IPO event. As of June 30, 2024, following the IPO the Company included in its financials a liability in the amount of approximately $0.6 million.